SECURITIES AND EXCHANGE COMMISSION

                      WASHINGTON, D.C.  20549

                             FORM 8-K

                          CURRENT REPORT
                  PURSUANT TO SECTION 13 OR 15(D)
              OF THE SECURITIES EXCHANGE ACT OF 1934

                         NOVEMBER 29, 1996

                 (Date of earliest event reported)

                       Washington Federal, Inc.

          (Exact name of registrant as specified in its charter)

 WASHINGTON                     0-25454                    91-1661606
(State or other jurisdiction   (Commission File Number)   (IRS Employer
 of incorporation)                                         Identification No.)

 425 PIKE STREET, SEATTLE, WASHINGTON                       98101
(Address of principal executive offices)                  (Zip Code)

 (206) 624-7930
(Registrant's telephone number, including area code)

 NOT APPLICABLE
(Former name, former address and former fiscal year, if changed since last report)


                         Page 1 of 7 pages
                 Exhibit Index appears on page 5.
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ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

     (a) On November 29, 1996, following receipt of all required regulatory and stockholder approvals, Washington Federal, Inc. ("Washington Federal") completed the acquisition of Metropolitan Bancorp ("Metropolitan") pursuant to an Agreement and Plan of Merger, dated as of July 11, 1996 (the
"Agreement").   The acquisition was effected by means of the merger of
Metropolitan with and into Washington Federal (the "Merger"). Upon consummation of the Merger, each share of common stock, par value $0.01 per share, of Metropolitan ("Metropolitan Common Stock"), outstanding immediately prior thereto was converted into the right to receive .738 shares of Common Stock, par value $1.00 per share, of Washington Federal ("Washington Federal Common Stock"), plus cash in lieu of any fractional share interest. Based on 3,361,077 shares of Metropolitan Common Stock outstanding, a total of 2,480,475 shares of Washington Federal Common Stock are being issued as a result of consummation of the Merger.

     In addition, pursuant to the terms of an Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Federal Savings and Loan Association, a federally-chartered savings and loan association and wholly-owned subsidiary of Washington Federal ("Washington Savings"), and Metropolitan Federal Savings and Loan Association of Seattle, a federally-chartered savings and loan association and wholly-owned subsidiary of Metropolitan ("Metropolitan Savings"), upon consummation of the Merger, Metropolitan Savings merged with and into Washington Savings.

     (b) The physical property acquired in connection with the acquisition of Metropolitan was used by Metropolitan in the conduct of its business as a thrift holding company. Washington Federal intends to continue such use.

ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a) The following audited consolidated financial statements of Metropolitan were previously filed by Washington Federal in its Registration Statement on Form S-4 (File No. 333-10737) by incorporation by reference to the Report on Form 10-K for the year ended March 31, 1996 filed by Metropolitan with the Securities and Exchange Commission:

          Consolidated Balance Sheets - March 31, 1996 and 1995

          Consolidated Statements of Income - Years ended March 31, 1996, 1995 and 1994

          Consolidated Statements of Changes in Stockholders' Equity - Years ended March 31, 1996, 1995 and 1994

          Consolidated Statements of Cash Flows - Years ended March 31, 1996, 1995 and 1994

          Notes to Consolidated Financial Statements

     The following unaudited consolidated financial statements of Metropolitan were previously filed by Washington Federal in its Registration Statement on Form S-4 (File No. 333-10737) by incorporation by reference to the Report on Form 10-Q for the three months ended June 30, 1996 filed by Metropolitan with the Securities and Exchange Commission:

          Consolidated Balance Sheets - June 30 and March 31, 1996

          Consolidated Statements of Income - Three months ended June 30,
          1996

          Consolidated Statements of Changes in Stockholders' Equity - Three months ended June 30, 1996

          Consolidated Statements of Cash Flows - Three months ended June
          30, 1996

          Notes to Consolidated Financial Statements

     (b) Pro forma information was previously filed by Washington Federal in its Registration Statement on Form S-4 (File No. 333-10737) under "Pro Forma Combined Consolidated Financial Information" contained in the Prospectus/Proxy Statement, dated September 23, 1996, filed with the Securities and Exchange Commission.

     (c) The following exhibits are filed with or are incorporated by reference in this Current Report on Form 8-K:

EXHIBIT NUMBER      DESCRIPTION

2(a) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Federal and Metropolitan *

2(b) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Savings and Metropolitan Savings*

10(a) Stock Option Agreement, dated as of July 11, 1996, between Washington Federal (as grantee) and Metropolitan (as issuer)*

10(b) Stockholder Agreement, dated as of July 11, 1996, among Washington Federal and certain stockholders of Metropolitan*

20(a) Press Release issued on July 11, 1996 with respect to the Agreement.*

20(b) Press Release issued on November 29, 1996 with respect to the consummation of the Merger
_______________

     *Incorporated by reference to the Current Report on Form 8-K filed by Washington Federal with the Securities and Exchange Commission on July 16, 1996.
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                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                      WASHINGTON FEDERAL, INC.


Date:  November 29, 1996 By:  /S/ RONALD L. SAPER
                              -------------------
                              Ronald L. Saper
                              Executive Vice President and
                                Chief Financial Officer
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                         EXHIBIT INDEX


EXHIBIT NUMBER      DESCRIPTION

2(a) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Federal and Metropolitan *

2(b) Agreement and Plan of Merger, dated as of July 11, 1996, between Washington Savings and Metropolitan Savings*

10(a) Stock Option Agreement, dated as of July 11, 1996, between Washington Federal (as grantee) and Metropolitan (as issuer)*

10(b) Stockholder Agreement, dated as of July 11, 1996, among Washington Federal and certain stockholders of Metropolitan*

20(a) Press Release issued on July 11, 1996 with respect to the Agreement.*

20(b) Press Release issued on November 29, 1996 with respect to the consummation of the Merger
_______________

     *Incorporated by reference to the Current Report on Form 8-K filed by Washington Federal with the Securities and Exchange Commission on July 16, 1996.

                               Exhibit 20(b)

                           Press Release issued
                           on November 29, 1996
              with respect to the consummation of the Merger